UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2021

GRAYBUG VISION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39538	452120079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 450 Redwood City, CA		94065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 487-2800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRAY	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

(a) If a registrant, or any person acting on its behalf, makes any public announcement or release (including any update of an earlier announcement or release) disclosing material non-public information regarding the registrant’s results of operations or financial condition for a completed quarterly or annual fiscal period, the registrant shall disclose the date of the announcement or release, briefly identify the announcement or release and include the text of that announcement or release as an exhibit.

(b) A Form 8-K is not required to be furnished to the Commission under this Item 2.02 in the case of disclosure of material non-public information that is disclosed orally, telephonically, by webcast, by broadcast, or by similar means if:

(1) the information is provided as part of a presentation that is complementary to, and initially occurs within 48 hours after, a related, written announcement or release that has been furnished on Form 8-K pursuant to this Item 2.02 prior to the presentation;

(2) the presentation is broadly accessible to the public by dial-in conference call, by webcast, by broadcast or by similar means;

(3) the financial and other statistical information contained in the presentation is provided on the registrant’s website, together with any information that would be required under 17 CFR 244.100; and

(4) the presentation was announced by a widely disseminated press release, that included instructions as to when and how to access the presentation and the location on the registrant’s website where the information would be available.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired.

(1) For any business acquisition required to be described in answer to Item 2.01 of this form, financial statements of the business acquired shall be filed for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b)) or Rule 8-04(b) of Regulation S-X (17 CFR 210.8-04(b)) for smaller reporting companies.

(2) The financial statements shall be prepared pursuant to Regulation S-X except that supporting schedules need not be filed. A manually signed accountant’s report should be provided pursuant to Rule 2-02 of Regulation S-X (17 CFR 210.2-02).

(3) With regard to the acquisition of one or more real estate properties, the financial statements and any additional information specified by Rule 3-14 of Regulation S-X (17 CFR 210.3-14) or Rule 8-06 of Regulation S-X (17 CFR 210.8-06) for smaller reporting companies.

(4) Financial statements required by this item may be filed with the initial report, or by amendment not later than 71 calendar days after the date that the initial report on Form 8-K must be filed. If the financial statements are not included in the initial report, the registrant should so indicate in the Form 8-K report and state when the required financial statements will be filed. The registrant may, at its option, include unaudited financial statements in the initial report on Form 8-K.

(b) Pro forma financial information.

(1) For any transaction required to be described in answer to Item 2.01 of this form, furnish any pro forma financial information that would be required pursuant to Article 11 of Regulation S-X (17 CFR 210) or Rule 8-05 of Regulation S-X (17 CFR 210.8-05) for smaller reporting companies.

(2) The provisions of paragraph (a)(4) of this Item 9.01 shall also apply to pro forma financial information relative to the acquired business.

(c) Shell company transactions. The provisions of paragraph (a)(4) and (b)(2) of this Item shall not apply to the financial statements or pro forma financial information required to be filed under this Item with regard to any transaction required to be described in answer to Item 2.01 of this Form by a registrant that was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), immediately before that transaction. Accordingly, with regard to any transaction required to be described in answer to Item 2.01 of this Form by a registrant that was a shell company, other than a business combination related shell company, immediately before that transaction, the financial statements and pro forma financial information required by this Item must be filed in the initial report. Notwithstanding General Instruction B.3. to Form 8-K, if any financial statement or any financial information required to be filed in the initial report by this Item 9.01(c) is previously reported, as that term is defined in Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2), the registrant may identify the filing in which that disclosure is included instead of including that disclosure in the initial report.

(d) Exhibits. The exhibits shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601)and Instruction B.2 to this form.

Exhibit Number	Description
99.1*	Press Release dated March 4, 2021

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: March 5, 2021	By:	/s/ Frederic Guerard
Frederic Guerard, Pharm.D.
Chief Executive Officer (Principal Executive Officer)

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